UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2008 (September 2, 2008)

Behringer Harvard Multifamily REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53195	20-5383745
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-3600

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

Amended and Restated Advisory Management Agreement

On September 2, 2008, Behringer Harvard Multifamily REIT I, Inc. (the “Company”) entered into an Amended and Restated Advisory Management Agreement with its advisor, Behringer Harvard Multifamily Advisors I LP (the “Advisor”).   The new advisory management agreement amends the previous advisory management agreement in the following ways.

Asset Management Fee

The new agreement amends the asset management fee paid to the Advisor.  Under the prior agreement, the Company paid a monthly fee of one-twelfth of 1% of the greater of the book value of its assets before deducting depreciation, bad debts or other non-cash reserves or, if available, the amount established by independent valuations of the current value of its net assets for purposes of enabling fiduciaries of employee benefit plan stockholders to comply with the applicable Department of Labor reporting requirements, without reduction for depreciation, bad debts or other non-cash reserves and without deducting for any debt secured by or relating to such assets.  Under the new agreement, the Company will pay a monthly fee equal to one-twelfth of 0.75% of the sum of the higher of the cost or value of each asset, where cost equals the amount actually paid or budgeted (excluding acquisition fees and expenses) in respect of the purchase, development, construction or improvement of an asset, including the amount of any debt attributable to the asset (including debt encumbering the asset after its acquisition) and where the value of an asset is the value established by the most recent independent valuation report, if available, without reduction for depreciation, bad debts or other non-cash reserves.  The asset management fee will be based only on the portion of the cost or value attributable to the Company’s investment in an asset if it does not own all or a majority of an asset, does not manage or control the asset, and did not or does not provide substantial services in the acquisition, development or management of the asset.

Acquisition Expenses

The new agreement amends the expense reimbursements from the Company to the Advisor in connection with asset acquisitions.  Under the prior agreement, the Advisor and its affiliates would be reimbursed for all expenses related to the selection and acquisition of assets, whether or not acquired by the Company, including, but not limited to, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, third-party brokerage or finder’s fees, title insurance, premium expenses and other closing costs.  As amended, the Advisor or its affiliates will receive a non-accountable acquisition expense reimbursement in the amount of 0.25% of the funds paid for purchasing an asset, including any debt attributable to the asset, plus 0.25% of the funds budgeted for development, construction or improvement in the case of assets that the Company acquires and intends to develop, construct or improve.  The Advisor or its affiliates will also receive a non-accountable acquisition expense reimbursement in the amount of 0.25% of the funds advanced in respect of a loan or other investment.  The Company will also pay third parties, or reimburse the advisor or its affiliates, for any investment-related expenses due to third parties in the case of a completed investment, including, but not limited to legal fees and expenses, travel and communications expenses, costs of appraisals, accounting fees and expenses, third-party brokerage or finder’s fees, title insurance, premium expenses and other closing costs.  The Advisor will be responsible for paying all of the expenses it incurs associated with persons employed by the Advisor to the extent dedicated to making investments for the Company, such as wages and benefits of the investment personnel.  The Advisor will also be responsible for paying all of the investment-related expenses that the Company or the Advisor incurs that are due to third parties with respect to investments the Company does not make.

Acquisition and Advisory Fees

The new agreement amends the acquisition and advisory fees paid to the Advisor.  Under the prior agreement, the Advisor received 2.5% of the funds paid or budgeted in respect of the development, construction or improvement of each asset the Company acquired, including any debt attributable to these assets, and 2.5% of the funds advanced in respect of a loan or other investment.  As amended, the Advisor will receive 1.75% of the funds paid or budgeted in respect of the purchase, development, construction or improvement of each asset the Company acquires, including any debt attributable to these assets, and 1.75% of the funds advanced in respect of a loan or other investment.

Subordinated Disposition Fee

The new agreement amends certain subordinated disposition fees paid to the Advisor.  Under the prior agreement, the subordination disposition fee paid in connection with the sale of an asset other than real property would equal 3% of its sales price.  As amended, the fee would equal the lesser of (A) one-half of customary commission for such sale or (B) 3% of the sales price.  In both the prior and current agreement, the subordination disposition fee could not exceed the lesser of (i) 6% of the sales price or (ii) a customary commission for such sale, and would not be paid until the Company’s holders of common stock received a specified return.

Development Fee

The new agreement amends certain development fee provisions.  Under the prior agreement, no development fee would be paid to the Advisor in the event the Company pays the Advisor an acquisition and advisory fee based on the cost of such development or construction.  As amended, no development fee will be paid unless a majority of the Company’s independent directors determine that such development fee is fair and reasonable and on terms and conditions not less favorable than those available from unaffiliated third parties.

Organization and Offering Expenses

The new agreement amends the organization and offering expenses reimbursed to the Advisor.  Under the prior agreement, the Advisor received 1.5% of gross offering proceeds of any private or public offering of shares.  All organization and offering expenses (excluding selling commissions and the dealer manager fee) would be advanced to the Company by the Advisor or its affiliates and reimbursed by the Company in the form of a payment in the amount of 1.5% of gross offering proceeds, regardless of whether the actual amount of organization and offering expenses was greater or less than 1.5% of the gross offering proceeds.  As amended, with respect to any public offering (other than a distribution reinvestment plan), the Company will reimburse the Advisor for organization and offering expenses that the Advisor incurs on the Company’s behalf (other than selling commissions and the dealer manager fee), provided that at no point will the Company reimburse expenses that would cause the Company’s total organization and offering expenses related to such offering (other than selling commissions and the dealer manager fee) to exceed 1.5% of gross offering proceeds from such offering.  The Advisor and its affiliates will be responsible for the payment of organization and offering expenses related to the offering (other than selling commissions and the dealer manager fee) to the extent they exceed 1.5% of gross offering proceeds from the offering.  The Company may reimburse the Advisor for certain expenses, costs of salaries and benefits of persons employed by the Advisor and/or its affiliates performing advisory services relating to the offering.  These reimbursements will include organization and offering expenses previously advanced by the Advisor related to a prior offering of the Company’s shares, to the extent not reimbursed out of proceeds from the prior offering, and subject to the 1.5% of gross offering proceeds limitation.

Operating Expenses

The new agreement imposes a cap on reimbursement to the Advisor by the Company for operating expenses.  Under the new agreement, the Company will reimburse the Advisor for all expenses paid or incurred by the Advisor in connection with the services provided to the Company, subject to the limitation that the Company will not reimburse the Advisor for any amount by which the Company’s operating expenses (including the asset management fee) at the end of the four preceding fiscal quarters exceeds the greater of: (A) 2% of the Company’s average invested assets, or (B) 25% of its net income determined without reduction for any additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of its assets for that period.  If the Company has already reimbursed the Advisor for such excess operating expenses, the Advisor will be required to repay such amount to the Company. Notwithstanding the above, the Company may reimburse the Advisor for expenses in excess of this limitation if a majority of the independent directors determines that such excess expenses are justified based on unusual and non-recurring factors. The Company will not reimburse the Advisor or its affiliates for personnel employment costs incurred by the Advisor or its affiliates in performing services under the advisory management agreement to the extent that such employees perform services for which the Advisor receives a separate fee.

Non-Solicitation

Finally, the new advisory management agreement includes a non-solicitation covenant.  During the term of the agreement and for one year thereafter, the Company may not, without the Advisor’s consent, (i) solicit or encourage any person to leave the employment or other service of the Advisor or any of its affiliates, or (ii) hire any person who has left the employment of the Advisor or any of its affiliates within the one-year period following the termination of that person’s employment with the Advisor or any of its affiliates.  During the same period, the Company may not intentionally interfere with the relationship of the Advisor or any of its affiliates with, or endeavor to entice away from the Advisor or any of its affiliates, any person who during the term of this agreement is, or during the preceding one-year period was, a tenant, co-investor, co-developer, joint venturer or other customer of the Advisor or any of its affiliates.

Amended and Restated Property Management Agreement

On September 2, 2008, the Company entered into an Amended and Restated Property Management Agreement with its operating partnership, Behringer Harvard Multifamily OP I LP (the “Operating Partnership”), and its property manager, Behringer Harvard Mulitfamily Services, LLC (the “Manager”).  The new agreement provides that certain apartment communities in which the Company now owns an interest or may later acquire an interest may be owned by joint ventures.  When the Manager is not paid by the joint venture directly in respect of its services, the applicable management fee or oversight fee to be paid by the Company will be calculated by multiplying the management fee or the oversight fee by the Company’s proportionate interest in the property (based on the Company’s capital contributions relative to those of the other joint venture partners).  In addition, the new agreement reduces the oversight fee from 1.0% to 0.5% of gross revenues.  The oversight fee is a fee paid with respect to any apartment community for which the Company, in its sole discretion, has the ability to appoint or hire the Manager, but for which the Company contracts directly with a third-party property manager not affiliated with the Manager.

The new property management agreement also has a shorter term of two years instead of seven years, so that it will terminate on November 21, 2008.  In addition, the automatic renewal periods are reduced from seven-year periods to two-year periods.  If no party gives written notice to the other at least thirty days prior to the expiration date of the agreement that it will terminate, then it will automatically continue for consecutive two-year periods.  The new agreement also provides that, in the event the Company terminates its advisory management agreement with the Advisor, the Manager, upon at least thirty days prior written notice, will have the right to terminate the agreement.

Finally, the new property management agreement includes a non-solicitation covenant.  During the term of the agreement and for one year thereafter, the Company and the Operating Partnership may not, without the Manager’s consent, (i) solicit or encourage any person to leave the employment or other service of the Manager or any of its affiliates, or (ii) hire any person who has left the employment of the Manager or any of its affiliates within the one-year period following the termination of that person’s employment with the Manager or any of its affiliates.  During the same period, the Company and the Operating Partnership may not intentionally interfere with the relationship of the Manager or any of its affiliates with, or endeavor to entice away from the Manager or any of its affiliates, any person who during the term of this agreement is, or during the preceding one-year period was, a tenant, co-investor, co-developer, joint venturer or other customer of the Manager or any of its affiliates.

Service Mark License Agreement

On September 2, 2008, the Company entered into a Service Mark License Agreement with Behringer Harvard Holdings, LLC (“Behringer Harvard Holdings”) for use of the name “Behringer Harvard.”  Pursuant to the agreement, when an affiliate of Behringer Harvard Holdings no longer serves as one of the Company’s officers or directors, Behringer Harvard Holdings may terminate the service mark license agreement and may require the Company to change its name to eliminate the use of the words “Behringer Harvard.”  The Company will be required to pay any costs associated with changing its name.

Item 3.02.              Unregistered Sales of Equity Securities.

On September 2, 2008, the Company repurchased all of its 1,000 issued and outstanding shares of convertible stock from the Advisor, at a repurchase price of $1.00 per share, which is the price originally paid by the Advisor for such shares.  The Company then changed the terms of the 1,000 shares of authorized but unissued shares of convertible stock by filing Articles Supplementary on September 3, 2008, as discussed further below under Item 5.03.  On September 4, 2008, the Company reissued 1,000 shares of convertible stock (with its new terms) to the Advisor for $1.00 per share.  The newly issued convertible stock is the only convertible stock of the Company that is issued and outstanding.  The Company issued these shares of convertible stock in a private transaction exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) of the Securities Act.  Under its new terms, the convertible stock is convertible into shares of the Company’s common stock only on the terms and conditions set forth below.

Upon the occurrence of (A) the Company’s making total distributions on the then outstanding shares of its common stock equal to the issue price of those shares (that is, the price paid for those shares) plus a 7% cumulative, non-compounded, annual return on the issue price of those outstanding shares; or (B) the listing of the shares of common stock for trading on a national securities exchange, each outstanding share of the Company’s convertible stock will convert into the number of shares of its common stock described below.

Upon the occurrence of either of the above-described triggering events, each share of convertible stock shall, unless the Company’s advisory management agreement with the Advisor has been terminated or not renewed on account of a material breach by the Advisor, generally be converted into a number of shares of common stock equal to 1/1000 of the quotient of (A) 15% of the amount, if any, by which (1) the value of the Company (determined in accordance with the provisions of the charter and summarized in the following paragraph) as of the date of the event triggering the conversion plus the total distributions paid to the Company’s stockholders through such date on the then outstanding shares of its common stock exceeds (2) the sum of the aggregate issue price of those outstanding shares plus a 7% cumulative, non-compounded, annual return on the issue price of those outstanding shares as of the date of the event triggering the conversion, divided by (B) the value of the Company divided by the number of outstanding shares of common stock, in each case, as of the date of the event triggering the conversion.  In the case of conversion upon the listing of the Company’s shares, the conversion of the convertible stock will not occur until the 31st trading day after the date of such listing.  However, if the Company’s advisory management agreement with the Advisor expires without renewal or is terminated (other than because of a material breach by the Advisor) prior to either such triggering event described in the foregoing paragraph, then upon either such triggering event the holder of the convertible stock will be entitled to a prorated portion of the number of shares of common stock determined by the foregoing calculation, where such proration is based on the percentage of time that the Company was advised by the Advisor.

As used above and in the Company’s charter, “value of the company” as of a specific date means the Company’s actual value as a going concern on the applicable date based on the difference between (A) the actual value of all of the Company’s assets as determined in good faith by its board of directors, including a majority of the independent directors, and (B) all of the Company’s liabilities as set forth on its balance sheet for the period ended immediately prior to the determination date, provided that (1) if such value is being determined in connection with a change of control that establishes the Company’s net worth, then the value shall be the net worth established thereby and (2) if such value is being determined in connection with the listing of the Company’s common stock for trading on a national securities exchange, then the value shall be the number of outstanding shares of common stock multiplied by the closing price of a single share of common stock, averaged over a period of 30 trading days after the date of listing.  If the holder of shares of convertible stock disagrees with the value determined by the Company’s board of directors, then each of the holder of the convertible stock and the Company shall name one appraiser and the two named appraisers shall promptly agree in good faith to the appointment of one other appraiser whose determination of the value of the Company shall be final and binding on the parties.  The cost of such appraisal shall be shared evenly between the Company and the Advisor.

The Company’s charter provides that if the Company:

•                            reclassifies or otherwise recapitalizes its outstanding common stock (except to change the par value, or to change from no par value to par value, or to subdivide or otherwise split or combine shares) or

•                            consolidates or merges with another entity in a transaction in which the Company is either (1) not the surviving entity or (2) the surviving entity but that results in a reclassification or recapitalization of the Company’s common stock (except to change the par value, or to change from no par value to par value, or to subdivide or otherwise split or combine shares), then the Company or the successor or purchasing business entity must provide that the holder of each share of the Company’s convertible stock outstanding at the time one of the events triggering conversion described above occurs will continue to have the right to convert the convertible stock upon such a triggering event.  After one of the above transactions occurs, the convertible stock will be convertible into the kind and amount of stock and other securities and property received by the holders of common stock in the transaction that occurred, such that upon conversion, the holders of convertible stock will realize as nearly as possible the same economic rights and effects as described above in the description of the conversion of the Company’s convertible stock.  This right will apply to successive reclassifications, recapitalizations, consolidations and mergers until the convertible stock is converted.

The Company’s board of directors will oversee the conversion of the convertible stock to ensure that any shares of common stock issuable in connection with the conversion is calculated in accordance with the terms of its charter and to evaluate the impact of the conversion on its real estate investment trust (“REIT”) status.  If, in the good faith judgment of the Company’s board of directors, full conversion of the convertible stock would jeopardize its status as a REIT, then only such number of shares of convertible stock (or fraction of a share thereof) shall be converted into a number of shares of common stock such that its REIT status would not be jeopardized.  The conversion of the remaining shares of convertible stock will be deferred until the earliest date after the Company’s board of directors determines that such conversion will not jeopardize its qualification as a REIT.  Any such deferral will not otherwise alter the terms of the convertible stock.

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to the Company’s Charter

The Company recently made amendments to its charter in connection with its initial public offering of shares of its common stock.  On September 2, 2008, the Company amended its charter by filing its Fourth Articles of Amendment and Restatement (the “Fourth Articles of Amendment and Restatement”) with the State Department of Assessment and Taxation of the State of Maryland (the “SDAT”).  On September 3, 2008, the Company further amended its charter by filing Articles Supplementary (the “Articles Supplementary”) with the SDAT.  The Company also restated its charter on September 3, 2008 by filing Articles of Restatement (the “Articles of Restatement”) with the SDAT.  Each of the Fourth Articles of Amendment and Restatement, the Articles Supplementary and the Articles of Restatement became effective upon filing with the SDAT.

Fourth Articles of Amendment and Restatement

The Fourth Articles of Amendment and Restatement were approved by the Company’s stockholders at a special meeting of its stockholders held on April 25, 2008.  The proxy statement for such meeting contains a description of the changes to the Company’s charter made by the Fourth Articles of Amendment and Restatement.  Such proxy statement is attached to this report as Exhibit 99.1 and is incorporated into this Item 5.03 disclosure by reference.

Articles Supplementary

In connection with the Company’s initial public offering of common stock, its board of directors approved changes to the terms of its 1,000 shares of convertible stock, all of which are owned by its Advisor.  On September 2, 2008, the Company repurchased the 1,000 outstanding shares of convertible stock from the Advisor at a repurchase price of $1.00 per share, which is the price originally paid by the Advisor for such shares.  The Company then changed the terms of the 1,000 shares of authorized but unissued shares of convertible stock by filing the Articles Supplementary on September 3, 2008.  On September 4, 2008, the Company reissued the 1,000 shares of convertible stock (with its new terms) to the Advisor for $1.00 per share.  The newly issued convertible stock is the only convertible stock of the Company that is issued and outstanding.  The changes to the terms of the Company’s convertible stock made by the Articles Supplementary are described below.

Other than immaterial word choice changes, the Articles Supplementary had the following effects:

•                       The defined term “Listing” as used with respect to the convertible stock provisions was revised to clarify that a Listing shall be deemed to occur on the effective date of a merger of the Company in which the consideration received by the holders of common stock of the Company includes securities of another issuer which securities are listed on a national securities exchange.  This revision clarifies that such a merger would be a “Triggering Event” (as described below) for purposes of determining if the convertible stock would then convert into shares of the Company’s common stock.

•                       The defined term “Advisory Management Agreement Termination” was revised to clarify that the termination or expiration of the advisory management agreement with the Advisor shall not be deemed to occur if in connection with such termination or expiration the Advisor enters into a new advisory management agreement with a successor of the Company.  This revision clarifies that such a technical termination of the advisory management agreement would not cause the number of shares of the Company’s common stock into which the convertible stock is convertible to become fixed.

•                       Former Section 5.3(iii)(f) of the Fourth Articles of Amendment and Restatement, which is now Section 5.3(iv)(g), now provides as follows:

In the event of any reclassification or recapitalization of the outstanding Common Shares (except a change in par value, or from no par value to par value, or subdivision or other split or combination of shares), or in case of any consolidation or merger to which the Company is a party, except a merger in which the Company is the surviving corporation and which does not result in any reclassification or recapitalization, the Company or the successor or purchasing business entity shall provide that the holder of each Convertible Share then outstanding shall thereafter continue to have the right, with as nearly the same economic rights and effects as possible, to convert, upon a Triggering Event, the Convertible Shares into the kind and amount of stock and other securities and property received by holders of the Common Shares of the Company in connection with the reclassification, recapitalization, consolidation or merger.  The provisions of this paragraph (g) of this Section 5.3(iv) shall similarly apply to successive reclassifications, recapitalizations, consolidations or mergers.

The revised section makes clearer that after a merger or one of the other specified reclassifications, the holder of the shares of convertible stock would still retain a right to convert such shares into shares of common stock in the future if a Triggering Event occurs, irrespective of whether the shares had become convertible prior to the reclassification.

•                       The Articles Supplementary also change how the conversion of convertible stock is calculated if the advisory management agreement with the Advisor expires without renewal or is terminated (other than because of a material breach by the Advisor).  Generally, the Company’s convertible stock converts into shares of common stock on one of two events.  First, it will convert if the Company has paid distributions to common stockholders such that aggregate distributions are equal to 100% of the price at which the Company sold its outstanding shares of common stock plus an amount sufficient to produce a 7% cumulative, non-compounded, annual return at that price.   Alternatively, the convertible stock will convert if the Company lists its shares of common stock on a national securities exchange and, on the 31st trading day after listing, the value of the Company based on the average trading price of the shares of common stock since the listing, plus prior distributions, combine to meet the same 7% return threshold for the Company’s common stockholders.  Each of these two events is a “Triggering Event.”

Prior to the filing of the Articles Supplementary, the number of shares of common stock into which the convertible stock converts would be calculated at the time the advisory management agreement terminates.  If, at that time, the Company’s enterprise value plus prior distributions were not sufficient to meet the above-described 7% return threshold, then the convertible stock would be of no value.  Although the conversion ratio would be set at the time the advisory management agreement terminates, the actual conversion would not occur until a Triggering Event occurs.

As amended, following the termination of the advisory management agreement, the number of shares of common stock into which the convertible stock would convert will be determined on a Triggering Event instead of at the time the advisory management agreement terminates.  If it is determined that the convertible stock is convertible into shares of common stock, the actual number of shares of common stock to be received upon conversion will be reduced from that provided by the Company’s charter before the filing of the Articles Supplementary so that the holder of the convertible stock will only be entitled to a prorated portion of common stock based on the percentage of time that the Company was advised by the Advisor.

The information set forth above with respect to the Articles Supplementary does not purport to be complete in scope and is qualified in its entirety by the full text of the Articles Supplementary, which are attached to this report as Exhibit 3.1.1 and are incorporated into this Item 5.03 disclosure by reference.

Articles of Restatement

Following the filing of the Articles Supplementary, the Company restated its charter on September 3, 2008 by filing the Articles of Restatement with the SDAT.  The Articles of Restatement are attached to this report as Exhibit 3.1.2 and are incorporated into this Item 5.03 disclosure by reference.

Amendments to the Company’s Bylaws

On June 25, 2008, the Company’s board of directors approved the Third Amended and Restated Bylaws (the “Third Amended and Restated Bylaws”).  The Bylaws became effective on September 2, 2008.  The Third Amended and Restated Bylaws had the following effects on the Company’s previous bylaws, the Second Amended and Restated Bylaws (the “Second Amended and Restated Bylaws”):

•                  Under Section 2.03 of the Second Amended and Restated Bylaws, special meetings of the stockholders could be called upon the written request to the Secretary of the Company by the holders of shares entitled to cast at least a majority of all the votes entitled to be cast at such meeting whereby such written request states the purpose of the meting and the matters proposed to be acted upon at such meeting.  Under the Third Amended and Restated Bylaws, instead of requiring such written request to be by holders of shares entitled to cast at least a majority of all the votes entitled to be cast at such meeting, the request must be by stockholders holding in the aggregate not less than 10% of the outstanding shares of common stock entitled to be voted at such meeting.

•                  In the Second Amended and Restated Bylaws, a special meeting of the stockholders called at the request of the stockholders will be held at the time and place specified in the stockholder request; provided, however, that if none is so specified, the meeting will be held at such time and place convenient to the stockholders.  Under the Third Amended and Restated Bylaws, if no time and place is specified in the stockholder request, the meeting will be held at such time and place convenient to the holders of shares of common stock.

•                  In addition to the means for delivering notices of meetings of stockholders permitted under Section 2.04 of the Second Amended and Restated Bylaws, the Third Amended and Restated Bylaws permit notices of meetings of stockholders to be delivered by any other means permitted by the Maryland General Corporations Law.

•                  Under Section 2.08 of the Second Amended and Restated Bylaws, a plurality of the votes cast at an annual meeting at which a quorum is present is sufficient to elect a director.  This provision is removed in the Third Amended and Restated Bylaws, so that, except as otherwise required by law, the charter or the bylaws, a majority of the votes cast at a meeting of the stockholders duly called and at which a quorum is present is required to elect a director.

•                  Under Section 3.12 of the Second Amended and Restated Bylaws, at any meeting of stockholders called expressly, but not necessarily solely, for that purpose, any director or the entire board of directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote on the election of directors.  This provision is amended by the Third Amended and Restated Bylaws to require a vote of a majority of the shares of common stock then entitled to vote on the election of directors.

•                  Under Section 6.01 of the Second Amended and Restated Bylaws, any agreement, deed, mortgage, lease or other document executed by one or more of the directors or by an authorized person shall be valid and binding upon the board of directors and upon the Company when authorized or ratified by action of the board of directors.   This is revised in the Third Amended and Restated Bylaws to provide that any agreement, deed, mortgage, lease or other document shall be valid and binding upon the board of directors and upon the Company when authorized or ratified by action of the board of directors and executed an authorized person.

Item 8.01               Other Events.

In connection with the Company’s initial public offering, the Company’s registration statement on Form S-11 (SEC File No. 333-148414) was declared effective by the Securities and Exchange Commission as of 4:00 p.m. E.S.T. on September 2, 2008.  The Company’s share redemption program, automatic purchase plan and distribution reinvestment plan became effective on September 2, 2008 as well.

Item 9.01               Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit 3.1.1           Articles Supplementary effective September 3, 2008

Exhibit 3.1.2           Articles of Restatement effective September 3, 2008

Exhibit 99.1            Proxy Statement for Special Meeting of Stockholders Held on April 25, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD MULTIFAMILY REIT I, INC.

Dated: September 8, 2008	By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate Development & Legal and Assistant Secretary